MASSMUTUAL PREMIER FUNDS
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Small Cap Opportunities Fund
MassMutual Premier Strategic Emerging Markets Fund
(each a “Fund,” and together, the “Funds”)
Supplement dated May 28, 2019 to the
Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
At the close of business on May 24, 2019, Invesco Advisers, Inc. (“Invesco”) replaced OFI Global Institutional, Inc. (“OFI Global”) as the subadviser of the MassMutual Premier Main Street Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund. Therefore, all references to OFI Global as the subadviser of these Funds are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI Global with Invesco.
At the close of business on May 24, 2019, Invesco replaced Oppenheimer Funds, Inc. (“OFI”) as the subadviser of the MassMutual Premier Global Fund. Therefore, all references to OFI as the subadviser of the MassMutual Premier Global Fund are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI with Invesco.
The following information replaces the information for OFI Global for MassMutual Premier Main Street Fund found on page 54 under the headings Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Managers:
Manind Govil, CFA is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
Paul Larson is a Portfolio Manager with Invesco. He has managed the Fund since February 2014.
Benjamin Ram is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
The following information replaces the information for OFI Global for MassMutual Premier Small Cap Opportunities Fund found on page 63 under the headings Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Managers:
Raymond Anello, CFA is a Portfolio Manager with Invesco. He has managed the Fund since April 2011.
Joy Budzinski is a Portfolio Manager with Invesco. She has managed the Fund since April 2013.
Kristin Ketner is a Portfolio Manager with Invesco. She has managed the Fund since April 2013.
Magnus Krantz is a Portfolio Manager with Invesco. He has managed the Fund since April 2013.

Raman Vardharaj, CFA is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
Adam Weiner is a Portfolio Manager with Invesco. He has managed the Fund since April 2013.
Matthew P. Ziehl, CFA is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
The following information replaces the information for OFI for MassMutual Premier Global Fund found on page 68 under the headings Subadviser and Portfolio Manager in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Manager:
John Delano, CFA is a Senior Portfolio Manager of Invesco. He has managed the Fund since March 2017.
The following information replaces the information for OFI Global for MassMutual Premier International Equity Fund found on page 74 under the headings Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Managers:
Robert B. Dunphy, CFA is a Portfolio Manager with Invesco. He has managed the Fund since March 2012.
George R. Evans, CFA is a Portfolio Manager with Invesco. He has managed the Fund since its inception (October 1994).
The following information replaces the information for OFI Global for MassMutual Premier Strategic Emerging Markets Fund found on page 79 under the headings Subadviser and Portfolio Manager in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Manager:
Justin Leverenz, CFA is a Portfolio Manager with Invesco. He has managed the Fund since October 2013.
The following information supplements the similar information found beginning on page 99 under the headings Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Invesco Advisers, Inc. (“Invesco”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, manages the investments of the Main Street Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of May 24, 2019, Invesco had approximately $1.2 trillion in assets under management.
Invesco replaced OFI Global Institutional, Inc. as the subadviser of the Main Street Fund, Small Cap Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund, and replaced OppenheimerFunds, Inc. as the subadviser of the Global Fund at the close of business on May 24, 2019.
Raymond Anello, CFA
is a co-portfolio manager of the Small Cap Opportunities Fund. Mr. Anello is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OFI since May 2009 and a portfolio manager of OFI since April 2011. He has served as sector manager for energy and utilities for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI Global, he was a portfolio manager of the RS All Cap Dividend product from its inception in July 2007 through April 2009 and served as a sector manager for energy and utilities for various other RS Investments products. Mr. Anello joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
Joy Budzinski
is a co-portfolio manager of the Small Cap Opportunities Fund. Ms. Budzinski is a portfolio manager of Invesco. She has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, she was a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2011. She has served as sector manager for healthcare for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Budzinski was a healthcare sector manager at RS Investments and Guardian Life Insurance Company. Ms. Budzinski joined Guardian Life Insurance Company in August 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
John Delano, CFA
is a co-portfolio manager of the Global Fund. Mr. Delano is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a senior portfolio manager of OFI since March 2017. Previously, he was a senior research analyst of OFI from May 2007 to March 2017. Prior to joining the firm, Mr. Delano worked at Putnam Investments as an analyst covering large-cap growth focusing on hardware, software, and telecommunications.
Robert B. Dunphy, CFA
is a co-portfolio manager of the International Equity Fund. Mr. Dunphy is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OFI since January 2011 and a portfolio manager of OFI Global since March 2012. Previously, he was a Senior Research Analyst and Assistant Vice President at OFI from May 2009 to January 2011, and an Intermediate Research Analyst at OFI from January 2006 to May 2009.
George R. Evans, CFA
has been primarily responsible for the day-to-day management of the International Equity Fund since October 1994. Mr. Evans is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was the Chief Investment Officer, Equities of OFI since January 2013; Senior Vice President, Director of Equities from October 2010 to December 2012; Director of International Equities since July 2004; and portfolio manager of OFI, which he joined in 1990. Prior to joining OFI, he was a Securities Analyst and Portfolio Manager at Brown Brothers Harriman & Company.
Manind Govil, CFA
is a co-portfolio manager of the Main Street Fund. Mr. Govil is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was the Main Street Team Leader and a portfolio manager of OFI Global since May 2009. Prior to joining OFI Global, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
Kristin Ketner
is a co-portfolio manager of the Small Cap Opportunities Fund. Ms. Ketner is a portfolio manager of Invesco. She has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, she was a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for consumer discretionary and consumer staples for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Ketner was a sector manager at RS Investments and Guardian Life Insurance Company. Ms. Ketner joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
Magnus Krantz
is a co-portfolio manager of the Small Cap Opportunities Fund. Mr. Krantz is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OFI since May 2009 and a portfolio manager of OFI Global since November 2012. He has served as sector manager for technology for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Krantz was a sector manager at RS Investments and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
Paul Larson
is a co-portfolio manager of the Main Street Fund. Mr. Larson is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a portfolio manager of OFI Global since February 2014. Prior to joining OFI in January 2013, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was also editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. Mr. Larson was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Before joining Morningstar in 2002, he was an analyst with The Motley Fool.
Justin Leverenz, CFA
is the lead portfolio manager of the Strategic Emerging Markets Fund. Mr. Leverenz is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was Director of Emerging Markets Equities of OFI since January 2013. He has been a portfolio manager of OFI Global and OFI since May 2007, a Senior Vice President of OFI since November 2009, and was a Vice President of OFI from July 2004 to October 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Director of Pan-Asian Technology Research from 2002 to 2004. He was an Analyst and Head of Equity Research for Barclays de Zoete Wedd from 1993 to 1995 and from 1997 to 2000, respectively. He was a Fund Manager at Martin Currie Investment Management from 1995 to 1997.
Benjamin Ram
is a co-portfolio manager of the Main Street Fund. Mr. Ram is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a portfolio manager of OFI Global since May 2009. Prior to joining OFI Global, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
Raman Vardharaj, CFA
is a co-portfolio manager of the Small Cap Opportunities Fund. Mr. Vardharaj is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OFI since May 2009 and a portfolio manager of OFI Global. Prior to joining OFI Global, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks, and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Adam Weiner
is a co-portfolio manager of the Small Cap Opportunities Fund. Mr. Weiner is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OFI since May 2009 and a portfolio manager of OFI Global since November 2012. He has served as sector manager for industrials and materials for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Weiner was a sector manager at RS Investments for industrials and materials. Prior to joining RS Investments in January 2007, Mr. Weiner was a Director and senior equity analyst at Credit Suisse Asset Management (CSAM).
Matthew P. Ziehl, CFA
is a co-portfolio manager of the Small Cap Opportunities Fund. Mr. Ziehl is a portfolio manager of Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President and senior portfolio manager of OFI since May 2009. Prior to joining OFI Global, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
The information labeled “OppenheimerFunds, Inc.” and “OFI Global Institutional, Inc.” found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 101 to 103 of the Prospectus is deleted in full.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-19-03

MASSMUTUAL PREMIER FUNDS
MassMutual Premier Global Fund
(the “Fund”)
Supplement dated May 28, 2019 to the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
At the close of business on May 24, 2019, Invesco Advisers, Inc. (“Invesco”) replaced Oppenheimer Funds, Inc. (“OFI”) as the subadviser of the MassMutual Premier Global Fund. Therefore, all references to OFI as the subadviser of the MassMutual Premier Global Fund are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI with Invesco.
The following information replaces the information for OFI for the Fund found under the headings Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Manager:
John Delano, CFA is a Portfolio Manager of Invesco. He has managed the Fund since March 2017.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
G-19-01

MASSMUTUAL PREMIER FUNDS
MassMutual Premier International Equity Fund
(the “Fund”)
Supplement dated May 28, 2019 to the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
At the close of business on May 24, 2019, the following changes became effective for the MassMutual Premier International Equity Fund:
Invesco Advisers, Inc. (“Invesco”) replaced OFI Global Institutional, Inc. (“OFI Global”) as the subadviser of the MassMutual Premier International Equity Fund. Therefore, all references to OFI Global as the subadviser of the MassMutual Premier International Equity Fund are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI Global with Invesco.
The following information replaces the information for OFI Global for the Fund found under the headings Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Managers:
Robert B. Dunphy, CFA is a Portfolio Manager with Invesco. He has managed the Fund since March 2012.
George R. Evans, CFA is a Portfolio Manager with Invesco. He has managed the Fund since its inception (October 1994).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
IE-19-01

MASSMUTUAL PREMIER FUNDS
MassMutual Premier Main Street Fund
(the “Fund”)
Supplement dated May 28, 2019 to the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
At the close of business on May 24, 2019, the following changes became effective for the MassMutual Premier Main Street Fund:
Invesco Advisers, Inc. (“Invesco”) replaced OFI Global Institutional, Inc. (“OFI Global”) as the subadviser of the MassMutual Premier Main Street Fund. Therefore, all references to OFI Global as the subadviser of the MassMutual Premier Main Street Fund are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI Global with Invesco.
The following information for OFI Global for the Fund replaces the information found under the heading Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Managers:
Manind Govil, CFA is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
Paul Larson is a Portfolio Manager with Invesco. He has managed the Fund since February 2014.
Benjamin Ram is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MS-19-01

MASSMUTUAL PREMIER FUNDS
MassMutual Premier Small Cap Opportunities Fund
(the “Fund”)
Supplement dated May 28, 2019 to the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
At the close of business on May 24, 2019, the following changes became effective for the MassMutual Premier Small Cap Opportunities Fund:
Invesco Advisers, Inc. (“Invesco”) replaced OFI Global Institutional, Inc. (“OFI Global”) as the subadviser of the MassMutual Premier Small Cap Opportunities Fund. Therefore, all references to OFI Global as the subadviser of the MassMutual Premier Small Cap Opportunities Fund are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI Global with Invesco.
The following information replaces the information for OFI Global for the Fund found under the headings Subadviser and Portfolio Managers in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Managers:
Raymond Anello, CFA is a Portfolio Manager with Invesco. He has managed the Fund since April 2011.
Joy Budzinski is a Portfolio Manager with Invesco. She has managed the Fund since April 2013.
Kristin Ketner is a Portfolio Manager with Invesco. She has managed the Fund since April 2013.
Magnus Krantz is a Portfolio Manager with Invesco. He has managed the Fund since April 2013.
Raman Vardharaj, CFA is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
Adam Weiner is a Portfolio Manager with Invesco. He has managed the Fund since April 2013.
Matthew P. Ziehl, CFA is a Portfolio Manager with Invesco. He has managed the Fund since May 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SCO-19-01

MASSMUTUAL PREMIER FUNDS
MassMutual Premier Strategic Emerging Markets Fund
(the “Fund”)
Supplement dated May 28, 2019 to the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
At the close of business on May 24, 2019, the following changes became effective for the MassMutual Premier Strategic Emerging Markets Fund:
Invesco Advisers, Inc. (“Invesco”) replaced OFI Global Institutional, Inc. (“OFI Global”) as the subadviser of the MassMutual Premier Strategic Emerging Markets Fund. Therefore, all references to OFI Global as the subadviser of the MassMutual Premier Strategic Emerging Markets Fund are hereby deleted. The Principal Investment Strategies remain the same, except for substituting all references to OFI Global with Invesco.
The following information replaces the information for OFI Global for the Fund found under the headings Subadviser and Portfolio Manager in the section titled Management:
Subadviser: Invesco Advisers, Inc. (“Invesco”)
Portfolio Manager:
Justin Leverenz, CFA is a Portfolio Manager with Invesco. He has managed the Fund since October 2013.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SEM-19-01

MASSMUTUAL PREMIER FUNDS
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Small Cap Opportunities Fund
MassMutual Premier Strategic Emerging Markets Fund
(each a “Fund,” and together, the “Funds”)
Supplement dated May 28, 2019 to the
Statement of Additional Information dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
At the close of business on May 24, 2019, the following changes became effective for the Funds:
Invesco Advisers, Inc. (“Invesco”) replaced OFI Global Institutional, Inc. (“OFI Global”) as the subadviser of the MassMutual Premier Main Street Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund. Therefore, all references to OFI Global as the subadviser of these Funds are hereby deleted.
Invesco replaced Oppenheimer Funds, Inc. (“OFI”) as the subadviser of the MassMutual Premier Global Fund. Therefore, all references to OFI as the subadviser of the MassMutual Premier Global Fund are hereby deleted.
The following information replaces similar information found on page 3 in the second paragraph of the section titled General Information:
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, and Disciplined Growth Fund is Barings LLC (“Barings”), located at 1500 Main Street, Springfield, Massachusetts 01115, 470 Atlantic Avenue, Boston, Massachusetts 02210, and 300 South Tryon Street, Charlotte, North Carolina 28202. Barings is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the Main Street Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund is Invesco Advisers, Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
The following information replaces similar information found on page 47 in the first paragraph of the section titled Management of the Trust:
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and Barings and Invesco may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The heading Affiliated Subadvisers found on page 80, in the section titled Investment Advisory and Other Service Agreements is hereby retitled Affiliated Subadviser and the information for OFI and OFI Global found on page 81 is hereby deleted in full.
The following information supplements the information found beginning on page 80 following the heading formerly titled Affiliated Subadvisers, now titled Affiliated Subadviser, in the section titled Investment Advisory and Other Service Agreements:
Unaffiliated Subadviser
Invesco
Invesco serves as subadviser for the Main Street Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco also provides subadvisory services for the MML Small Cap Equity Fund and MML Strategic Emerging Markets Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MassMutual Select Small Cap Growth Equity Fund and MassMutual Select Small Company Value Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The following information replaces the first sentence of the paragraph found on page 88 in the section titled Codes of Ethics:
The Trust, MML Advisers, the Distributor, Barings, and Invesco have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.
The heading OppenheimerFunds, Inc./OFI Global Institutional Inc.: Proxy Voting Policies and Guidelines and all information thereunder found on pages 124 to 157 in the Section titled Appendix B-Proxy Voting Policies are hereby deleted in full.
The following information supplements the information found beginning on page 116 in the Section titled Appendix B-Proxy Voting Policies:
INVESCO ADVISERS, INC.

PROXY VOTING GUIDELINES
Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3 – 4, 2016
The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf  (collectively, “Clients”).

A. INTRODUCTION
Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.
B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES
In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.
C. USE OF THIRD PARTY PROXY ADVISORY SERVICES
Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.
Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.
If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.
ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.
D. PROXY VOTING GUIDELINES
The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.
I. Corporate Governance
Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently,

Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
Elections of directors
In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.
Director performance
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.
Auditors and Audit Committee members
Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.
Majority standard in director elections
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.
Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
Supermajority voting requirements
Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
Responsiveness of Directors
Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
Proxy access
Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.
Shareholder access
On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.
Exclusive Forum
Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.
II. Compensation and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
Executive compensation
Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.
Equity-based compensation plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.
Employee stock-purchase plans
Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.
Severance agreements
Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters
Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.
D. EXCEPTIONS
Client Maintains Right to Vote Proxies
In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.
Voting for Certain Investment Strategies
For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.
Funds of Funds
Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
F. POLICIES AND VOTE DISCLOSURE
A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
I. Guiding Principles and Philosophy
Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.
The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.
Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.
II. Applicability of this Policy
This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.
III. Proxy Voting for Certain Fixed Income, Money Market Accounts and Index
For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
IV. Conflicts of Interest
There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.
Firm-level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.
If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Other Conflicts of Interest
In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.(1) Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.
V. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.
VI. Global Proxy Voting Platform and Administration
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

1
Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.
VII. Non-Votes
In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•
If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•
Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII. Proxy Voting Guidelines
The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.
A. Shareholder Access and Treatment of Shareholder Proposals
Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).
B. Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.
C. Capitalization Structure Issues
i. Stock Issuances
Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.
ii. Stock Splits
Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.
iii. Share Repurchases
Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.
D. Corporate Governance Issues
i. Board of Directors
   1. Director Nominees in Uncontested Elections
Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.
   2. Director Nominees in Contested Elections
Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:
•
Long-term financial performance of the company relative to its industry,

•
Management’s track record,

•
Background to the proxy contest,

•
Qualifications of director nominees (both slates),

•
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•
Stock ownership positions in the company.

   3. Director Accountability
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.
   4. Director Independence
Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.
   5. Director Indemnification
Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
   6. Separate Chairperson and CEO
Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.
Voting decisions may take into account, among other factors, the presence or absence of:
•
a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•
a majority of independent directors;

•
completely independent key committees;

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committee chairpersons nominated by the independent directors;

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CEO performance reviewed annually by a committee of independent directors; and

•
established governance guidelines.

   7. Majority/Supermajority/Cumulative Voting for Directors
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
   8. Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
   9. Board Size
Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
   10. Term Limits for Directors
Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.
ii. Audit Committees and Auditors
1. Qualifications of Audit Committee and Auditors
Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.
2. Auditor Indemnifications
A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.
3. Adequate Disclosure of Auditor Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.
i. Independent Compensation/Remuneration Committee
Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.
ii. Advisory Votes on Executive Compensation
Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.
iii. Equity Based Compensation Plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.
iv. Severance Arrangements
Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.
v. “Claw Back” Provisions
Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.
vi. Employee Stock Purchase Plans
Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses; Reincorporation
Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.
Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.
The following information supplements the information found beginning on page 158 in the section titled Appendix C—Additional Portfolio Manager Information:
Invesco Advisers, Inc.
The portfolio managers of the Main Street Fund are Manind Govil, Paul Larson, and Benjamin Ram.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Manind Govil
Registered investment companies**	6	$13,655,614,213	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$95,454,314	0	$0
Paul Larson
Registered investment companies**	7	$18,514,192,310	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$95,454,314	0	$0
Benjamin Ram
Registered investment companies**	5	$13,655,614,213	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$95,454,314	0	$0
*
The information provided is as of April 30, 2019.

**
Does not include Main Street Fund.

Ownership of Securities:
As of April 30, 2019, the portfolio managers did not own any shares of the Main Street Fund.
The portfolio managers of the Small Cap Opportunities Fund are Raymond Anello, Joy Budzinski, Kristin Ketner, Magnus Krantz, Raman Vardharaj, Adam Weiner, and Matthew P. Ziehl.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Raymond Anello
Registered investment companies**	4	$4,099,812,406	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
Joy Budzinski
Registered investment companies**	5	$5,270,285,499	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
Kristin Ketner
Registered investment companies**	4	$4,099,812,406	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
Magnus Krantz
Registered investment companies**	6	$5,464,329,609	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
Raman Vardharaj
Registered investment companies**	5	$7,006,539,543	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
Adam Weiner
Registered investment companies**	4	$4,099,812,706	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
Matthew P. Ziehl
Registered investment companies**	4	$4,099,812,706	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$38,038,860	0	$0
*
The information provided is as of April 30, 2019.

**
Does not include Small Cap Opportunities Fund.

Ownership of Securities:
As of April 30, 2019, the portfolio managers did not own any shares of the Small Cap Opportunities Fund.
The portfolio manager of the Global Fund is John Delano.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John Delano
Registered investment companies**	8	$20,180,832,410	0	$0
Other pooled investment vehicles	2	$266,369,692	0	$0
Other accounts	1	$115,756,384	0	$0
*
The information provided is as of April 30, 2019.

**
Does not include Global Fund.

Ownership of Securities:
As of April 30, 2019, the portfolio manager did not own any shares of the Global Fund.
The portfolio managers of the International Equity Fund are Robert B. Dunphy and George R. Evans.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Robert B. Dunphy
Registered investment companies**	4	$20,814,237,015	0	$0
Other pooled investment vehicles	3	$589,030,587	0	$0
Other accounts	3	$697,648,479	0	$0
George R. Evans
Registered investment companies**	5	$25,786,099,504	0	$0
Other pooled investment vehicles	3	$589,030,587	0	$0
Other accounts	4	$28,911,373,461	0	$0
*
The information provided is as of April 30, 2019.

**
Does not include International Equity Fund.

Ownership of Securities:
As of April 30, 2019, the portfolio managers did not own any shares of the International Equity Fund.
The portfolio manager of the Strategic Emerging Markets Fund is Justin Leverenz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Justin Leverenz
Registered investment companies**	7	$45,358,492,809	0	$0
Other pooled investment vehicles	7	$4,932,897,874	0	$0
Other accounts	2	$387,003,408	0	$0
*
The information provided is as of April 30, 2019.

**
Does not include Strategic Emerging Markets Fund.

Ownership of Securities:
As of April 30, 2019, the portfolio manager did not own any shares of the Strategic Emerging Markets Fund.
Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•
Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation:
The discussion below describes the portfolio managers’ compensation as of January 25, 2019.
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary.   Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus.   The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period1
Invesco2	One-, Three- and Five-year performance against fund peer group.
1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation.   Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd.

common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common Shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.   Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
The headings OppenheimerFunds, Inc. and OFI Global Institutional Inc. and the information thereunder found on pages 167 to 173 in the section titled Appendix C—Additional Portfolio Manager Information are hereby deleted in full.
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SAI B3000M-19-02